Employee benefit plans - Net periodic benefit cost for defined benefit plans (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016	Mar. 31, 2015
Employee benefit plans
Service cost	¥ 8,909	¥ 8,253	¥ 7,800
Interest cost	1,444	2,092	3,090
Expected return on plan assets	(6,004)	(6,064)	(5,732)
Amortization of net actuarial losses	2,867	1,456	2,127
Amortization of prior service cost	(1,090)	(1,148)	(1,148)
Net periodic benefit cost	¥ 6,126	¥ 4,589	¥ 6,137